UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2013

SPRINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04721	46-1170005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Supplemental Indenture

On December 12, 2013, Sprint Corporation (the “Company”) issued and sold $2.5 billion aggregate principal amount of 7.125% Notes due 2024 (the “Notes”), which are guaranteed on a senior unsecured basis by Sprint Communications, Inc. (“Sprint Communications”). The Company offered and sold the Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”). The Notes are eligible for resale by the initial purchasers pursuant to exemptions from registration under Rule 144A and Regulation S of the Securities Act.

Interest on the Notes is payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2014. The Notes were issued pursuant to an indenture, dated as of September 11, 2013 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the third supplemental indenture, dated as of December 12, 2013 (the “Supplemental Indenture”), among the Company, Sprint Communications and the Trustee (the Base Indenture, as supplemented by the Supplemental Indenture, is referred to herein as the “Indenture”).

The Notes are subject to customary events of default, including nonpayment, failure to comply with covenants or other agreements and the Sprint Communications guarantee being disaffirmed or being found unenforceable or invalid or ceasing to be in full force and effect, except in accordance with the terms of the Supplemental Indenture. If any such event of default occurs and is continuing, the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare all amounts under such Notes to be due and payable immediately. In addition, the Notes will become automatically accelerated upon the occurrence of certain bankruptcy events relating to the Company or Sprint Communications.

The Indenture contains covenants that limit the Company’s ability to sell all or substantially all of its assets or to merge or consolidate with or into other companies and provide that, subject to certain exceptions, the Company and certain of its subsidiaries may not grant liens to other creditors, unless the Notes are secured by liens on an equal and ratable basis to those granted to such other creditors. In addition, if a Change of Control Triggering Event (as that term is defined in the Supplemental Indenture) occurs prior to the Company being rated “investment grade” by the applicable rating agencies, the holders of Notes will have the right, subject to certain conditions, to require the Company to repurchase their Notes at a purchase price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, as of the date of repurchase.

The Notes will mature on June 15, 2024. The Company, at its option, may redeem the Notes at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable treasury rate plus 50 basis points. The Company will also pay the accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

The preceding description of the Supplemental Indenture is a summary and is qualified in its entirety by the Supplemental Indenture, which is filed as an exhibit and incorporated herein by reference thereto.

Registration Rights Agreement

In connection with the issuance of the Notes, the Company, Sprint Communications and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers of the Notes, entered into a registration rights agreement with respect to the Notes, dated December 12, 2013 (the “Registration Rights Agreement”). The Registration Rights Agreement requires the Company and Sprint Communications to use their reasonable best efforts to cause an offer to exchange the Notes for a new issue of substantially identical exchange notes registered under the Securities Act to be completed within 540 days after the closing date of the offering. If, under certain circumstances, the exchange offer cannot be completed, the Company and Sprint Communications may be required to file a shelf registration statement to cover resales of the Notes. If the Company and Sprint Communications do not comply with certain covenants set forth in the Registration Rights Agreement, the Company must pay additional interest to holders of the Notes.

The preceding description of the Registration Rights Agreement is a summary and is qualified in its entirety by the Registration Rights Agreement, which is filed as an exhibit and incorporated herein by reference thereto.

The Company has various relationships with the initial purchasers. Certain of the initial purchasers and their affiliates have engaged, and may in the future engage, in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates. In addition, certain of the initial purchasers or their respective affiliates have a lending relationship with the Company. These initial purchasers, or their respective affiliates, have received, and may in the future receive, customary fees and expenses for those services.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of December 12, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

10.1	Registration Rights Agreement, dated December 12, 2013, among Sprint Corporation, Sprint Communications, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the initial purchasers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

By:	/s/ Stefan K. Schnopp
	Name:	Stefan K. Schnopp
	Title:	Assistant Secretary

Date: December 12, 2013

Exhibit Number	Description

4.1	Third Supplemental Indenture, dated as of December 12, 2013, among Sprint Corporation, Sprint Communications, Inc. and The Bank of New York Mellon Trust Company, N.A.

10.1	Registration Rights Agreement, dated December 12, 2013, among Sprint Corporation, Sprint Communications, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of the initial purchasers